UNITED STATES

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SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

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Box, Inc.

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Box, Inc. Announces Preliminary Results of Modified Dutch Auction Tender Offer

REDWOOD CITY, Calif., June 30, 2021 -- (BUSINESS WIRE) -- Box, Inc. (NYSE: BOX) (“Box”), the leading Content Cloud, today announced the preliminary results of its “modified Dutch Auction” tender offer, which expired at 12:00 midnight, New York City time, at the end of the day on June 29, 2021.

Based on the preliminary count by Computershare Trust Company, N.A., the depositary for the tender offer (the “Depositary”), a total of 9,248,694 shares of Box’s Class A common stock, par value $0.0001 per share (each share of Box’s Class A common stock, a “Share,” and collectively, “Shares”), were properly tendered and not properly withdrawn at or below the purchase price of $25.75 per Share, including 2,975,220 Shares that were tendered by notice of guaranteed delivery.

In accordance with the terms and conditions of the tender offer and based on the preliminary count by the Depositary, Box expects to purchase approximately 9,248,694 Shares through the tender offer at a price of $25.75 per Share, for an aggregate cost of approximately $238 million, excluding fees and expenses relating to the tender offer. The total of 9,248,694 Shares that Box expects to purchase represents approximately 5.6% of the total number of Shares outstanding as of June 29, 2021.

“We are pleased to have offered stockholders who wished to sell their shares the opportunity to do so. For those stockholders who decided to stay invested in Box over the longer-term, we look forward to continued momentum across our business and enhancing the value of your shares,” said Bethany Mayer, Chair of the Box Board of Directors. “We anticipate deploying the unused portion of the $500 million intended for the tender offer to opportunistically repurchase shares. The Box Board and management remain laser focused on the execution of our strategy and acting in the best interests of all stockholders.”

The number of Shares expected to be purchased by Box and the purchase price are preliminary and subject to change. The preliminary information contained in this press release is subject to confirmation by the Depositary and is based on the assumption that all Shares tendered through notice of guaranteed delivery will be delivered within the two-trading day settlement period. The final number of Shares to be purchased by Box and the final purchase price will be announced following the expiration of the guaranteed delivery period and completion by the Depositary of the confirmation process. Payment for the Shares accepted for purchase under the tender offer will occur promptly thereafter.

Morgan Stanley & Co. LLC acted as dealer manager for the tender offer. Box stockholders who have questions or would like additional information about the tender offer may contact the information agent for the tender offer, Innisfree M&A Incorporated, toll-free at 1 (877) 750-8233.

About Box, Inc.

Box (NYSE:BOX) is the leading Content Cloud that enables organizations to accelerate business processes, power workplace collaboration, and protect their most valuable information, all while working with a best-of-breed enterprise IT stack. Founded in 2005, Box simplifies work for leading organizations globally, including AstraZeneca, JLL, and Morgan Stanley. Box is headquartered in Redwood City, CA, with offices in the United States, Europe, and Asia. To learn more about Box, visit http://www.box.com. To learn more about how Box powers nonprofits to fulfill their missions, visit Box.org.

Forward-Looking Statements

This press release may include statements that may constitute “forward-looking statements,” including statements regarding the closing of the tender offer, Box’s expectations regarding its proposed purchase of Shares in the tender offer, the amount of Shares to be purchased (including the amount of Shares tendered through notice of guaranteed delivery), the purchase price per Share, other terms and conditions of the tender offer, our expectation of deploying the unused portion of the $500 million intended for the tender offer to opportunistically repurchase shares and our expectations regarding our business outlook and the future value of the Shares, as well as statements containing the words “believe,” “anticipate,” “estimate,” “project,” “expect” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that could cause actual results of Box and its subsidiaries to differ materially from the forward-looking statements. Factors that could contribute to such differences include (1) developments or changes in economic or market conditions, (2) developments or changes in the securities markets, (3) developments or changes in our business, financial condition or cash flows, and (4) the factors identified under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 31, 2021, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2021, and in other reports filed by Box with the SEC. Box undertakes no obligation to update these forward-looking statements for revisions or changes after the date of this release.

Important Additional Information and Where to Find It

Box intends to file a proxy statement on Schedule 14A, an accompanying proxy card and other relevant documents with the SEC in connection with such solicitation of proxies from Box stockholders for Box’s 2021 annual meeting of stockholders. BOX STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ BOX’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by Box with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the “SEC Filings” subsection of the “Financial Information” section of Box’s Investor Relations website at www.boxinvestorrelations.com or by contacting Box’s Investor Relations department at ir@box.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation

Box, its directors and certain of its executive officers are participants in the solicitation of proxies from Box stockholders in connection with matters to be considered at Box’s 2021 annual meeting of stockholders. Information regarding the direct and indirect interests, by security holdings or otherwise, of Box’s directors and executive officers, in Box is included in Box’s Proxy Statement on Schedule 14A for its 2020 annual meeting of stockholders, filed with the SEC on May 28, 2020, Box’s Annual Report on Form 10-K for the year ended January 31, 2021, filed with the SEC on March 19, 2021, as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on May 28, 2021, and in Box’s Current Reports on Form 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of Box’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 and Annual Statements of Changes in Beneficial Ownership on Form 5. These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in Box will be set forth in the Proxy Statement for Box’s 2021 annual meeting of stockholders and other relevant documents to be filed with the SEC, if and when they become available.

Contacts

Investors:
Elaine Gaudioso and Cynthia Hiponia
+1 650-209-3467
ir@box.com

Media:
Denis Roy and Rachel Levine
+1 650-543-6926
press@box.com